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              CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services -
Statements and Reports" and "General Information -
Independent Auditors" and to the use of our report dated
November 4, 1999, incorporated by reference in this Registration Statement (Form N-1A Nos. 33-60560 and 811-
07618) of Alliance Municipal Income Fund II.


                                  /s/ ERNST & YOUNG LLP


New York, New York
January 25, 2000


































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